EXHIBIT K

                     CONTROL ACCOUNT AND SECURITY AGREEMENT
                     --------------------------------------


     THIS CONTROL ACCOUNT AND SECURITY AGREEMENT (this "Agreement") is made as of June 30, 2006, by and among Consolidated Energy, Inc., a Wyoming corporation (the "Company"), Atoll Asset Management, LLC as agent (the "Agent") to the purchasers signatory to the Purchase Agreement referred to in the first recital (each individually, a "Purchaser," and collectively, the "Purchasers"), the Purchasers and Community Trust and Investment Company, a Kentucky corporation, with an address at 100 East Vine Street, Lexington, Kentucky 40507 (the "Custodian"). Capitalized terms used but not defined herein shall have the meanings set forth in the Purchase Agreement referred to in the first recital.

                              W I T N E S S E T H:
                              --------------------

     WHEREAS, the Company and the Purchasers have entered into the Securities Purchase Agreement, dated as of June 30, 2006 (the "Purchase Agreement") pursuant to which the Purchasers are purchasing from the Company up to $4,444,444 in principal amount of the Debentures; and

     WHEREAS, in order to induce the Purchasers to enter into the Purchase Agreement and to purchase the Debentures, and as a condition precedent thereto, the Company has agreed to place $250,000 ("Funds") of proceeds from the sale of Debentures into a deposit control account for the benefit of the Purchasers to fund the payment of interest and principal under the Debentures and to secure the performance of the Company's obligations under the Purchase Agreement and the other Transaction Documents by granting to the Purchasers a first priority security interest in the Funds; and

     WHEREAS, the Company and the Purchasers have requested that the Custodian hold the Funds for the benefit of the Purchasers, as secured parties, in accordance with the terms hereof;

     WHEREAS, the Purchasers wish to appoint the Agent as representative of the Purchasers to act on behalf of all of the Purchasers solely with respect to the release of the Funds pursuant to this Agreement.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
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          1. Closing.

               (a) On the Closing Date, the Company shall instruct the Purchasers to wire an aggregate of $250,000 to the Custodian. Upon receipt of the Funds, the Custodian shall transfer the Funds to a deposit control account with Account No. 1940002507 for the benefit of the Purchasers satisfying the requirements of Section 9-104(a)(2) of the Uniform Commercial Code (the "Control Account").

                     Community Trust Bank, Inc., a Kentucky banking corporation 346 North Mayo Trail
                     Pikeville, Kentucky 41501

                     ABA #042102694
                     Account # 4002127324

                     For further credit to CTIC A/C #108427101,
                     For further credit to A/C # 1940002507 (Account Name:
                     Consolidated Energy, Inc., a Wyoming corporation, by Community Trust and Investment Company as Custodian)

               (b) The Custodian, by its execution and delivery of this Agreement, hereby agrees to accept receipt of the Funds and to hold such Funds for the benefit of the Purchasers, as secured parties and shall not release such proceeds except as provided herein.

               (c) The Purchasers hereby appoint the Agent as the representative of the Purchasers to act on behalf of all of the Purchasers with respect to the release of funds pursuant to this Agreement.

          2. Release of Funds.

               (a) Monthly Releases. Commencing on August 1, 2006 and continuing on the first business day of each succeeding calendar month until the Maturity Date of the Debentures, except as set forth elsewhere in this Agreement, the Custodian shall send to each Purchaser the amounts set forth on Annex A hereto under the title "Monthly Payment" pursuant to the wire transfer instructions included on such Purchaser's signature page hereto, which instructions may be amended from time to time by written notice from the Purchaser to the Custodian. Any amounts paid to a Purchaser shall be applied and credited to the Company's obligation to make to such Purchaser the applicable monthly interest payments under the Debentures. Custodian is hereby authorized to amend the amount of the Monthly Payments set forth on Annex A on written instructions from the Agent (along with reasonable supporting documentation, including evidence of notice to the Company of such amendment).

               (b) Release Upon Satisfaction of Production and Sale Requirement. Upon the issuance of one or more widely disseminated press releases by the Company reporting that the Company has produced and sold in excess of 70,000 tons of coal during each of three consecutive calendar months ("Production and Sale Requirement"), the Company shall promptly deliver a copy of each press release to each Purchaser. Promptly after delivery of such press releases to each Purchaser, which press releases shall be in form and substance satisfactory to such Purchaser, each Purchaser shall deliver notice to the Agent confirming that the Production and Sale Requirement has been satisfied. Upon receipt by the Agent of a notice from each Purchaser stating that the Production and Sale Requirement has been satisfied, the Agent shall promptly deliver to the Custodian and the Company a certificate (a "Consent Certificate") confirming that the Production and Sale Requirement has been satisfied. Upon receipt of the Consent Certificate, the Custodian shall release all Funds in accordance with the instructions of the Company.

               (c) Release Upon Consent of Agent. If the Agent consents to the release of all or a portion of the Funds to the Company, the Agent and the Company shall execute and deliver to the Custodian a certificate certifying such consent of Agent to release such Funds has been obtained, which certificate shall include the amount of the Funds to be released. Upon receipt of such certificate, the Custodian shall release the Funds (or portion thereof specified in the certificate) to the account of the Company designated in such certificate.

               (d) Release Upon an Event of Default. At any time after the occurrence of an Event of Default, the Agent may, at its option, deliver a certificate to the Custodian and the Company specifying that an Event of Default has occurred (along with reasonable supporting documentation, including evidence of notice to the Company of such default). Upon receipt by the Custodian of any such certificate, the Custodian shall promptly release the Funds in accordance with the written instructions of the Agent.

               (e)  Certificates,  Instructions,  Etc.  In the  event  that  any certificate or written instruction is delivered by facsimile transmission or by e-mail delivery of a ".pdf" format data file, such certificate or written instruction shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or ".pdf" signature page were an original thereof.

          3. Security Agreement.

               (a) Grant. The Company hereby unconditionally and irrevocably grants to the Purchasers, to secure the payment and performance in full when due of all of the Obligations (as said term is defined below), a continuing first priority security interest in, and so pledges and assigns to the Purchasers all of, the Control Account, the Funds and any interest that accrues thereon and all other financial assets, investment property, security entitlements and proceeds credited in or to the Control Account ("Collateral"). "Obligations" means all present and future indebtedness, obligations, covenants, duties and liabilities of any kind or nature of the Company to the Purchasers (or any of them) under this Agreement, the Purchase Agreement, the Debentures and the other Transaction Documents, in each case whether now or hereafter existing, voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others. Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts that constitute part of the Obligations and would be owed by the Company to the Purchasers under the Transaction Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Company or any of the Company's Subsidiaries.

               (b) Further Assurances. The Company agrees that at any time and from time to time, at the expense of the Company, the Company shall promptly execute and deliver all further instruments, documents and/or control agreements and take all further action, that may be necessary or desirable, or that the Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable any Purchaser to exercise and enforce its rights and remedies hereunder with respect to any of the Collateral.

               (c) Rights and Remedies. At any time after the occurrence of an Event of Default, and without any other notice to or demand upon the Company, the Agent shall have, in any jurisdiction in which enforcement hereof is sought, in addition to all other rights and remedies, the rights and remedies of a secured party under the Uniform Commercial Code in effect from time to time in the State of New York (the "UCC") and any additional rights and remedies which may be provided to a secured party in any applicable jurisdiction.

               (d) Power of Attorney. The Company hereby irrevocably constitutes and appoints the Agent, and any officer, partner, member or agent thereof, with full power of substitution, as its true and lawful attorneys-in-fact with full irrevocable power and authority in the name, place and stead of the Company or in their own names, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or useful to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives said attorneys the power and right, on behalf of the Company, without notice to or assent by the Company, at any time after the occurrence of an Event of Default, to sell, transfer, pledge, make any agreement with respect to or otherwise dispose of or deal with any of the Collateral in such manner as is consistent with the UCC and as fully and completely as though the Purchasers were the absolute owners thereof for all purposes, and to do, at the Company's expense, at any time or from time to time, all acts and things which the Agent deems necessary or useful to protect, preserve or realize upon the Collateral and the security interest of the Purchasers therein, in order to effect the intent of this Agreement, all at least as fully and effectively as the Company might do.

               (e) Marshalling. All rights and remedies of the Purchasers hereunder and in respect of the Collateral and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising. To the extent that it lawfully may, the Company hereby agrees that it will not invoke any law relating to the marshalling of assets which might cause a delay in or impede the enforcement of the rights and remedies of the Purchasers under this Agreement, the Debentures, the other Transaction Documents or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and to the extent that it lawfully may, the Company hereby irrevocably waives the benefits of all such law.

               (f) No Waiver, etc. The Purchasers shall not be deemed to have waived any of their rights or remedies in respect of the Obligations or the Collateral unless such waiver shall be in writing and signed by the Purchasers. No delay or omission on the part of the Purchasers in exercising any right or remedy shall operate as a waiver of such right or remedy or any other right or remedy. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion. All rights and remedies of the Purchasers with respect to the Obligations or the Collateral, whether evidenced hereby or by any other document or instrument, shall be cumulative and may be exercised singularly, alternatively, successively or concurrently at such time or at such times as the Purchasers deem expedient.

               (g) Certain Defined Terms. Terms used in this Section 3 but not otherwise defined in this Agreement that are defined in the UCC (as such term is hereinafter defined) shall have the respective meanings given such terms therein; provided, however, that if a term is defined in Article 9 of the UCC differently than in another Article of the UCC, then such term shall have the meaning specified in Article 9. "UCC" means the Uniform Commercial Code in effect from time to time in the State of New York.

          4. Conditions to Custodian's Duties. The acceptance by the Custodian of its duties as such under this Agreement is subject to the following terms and conditions, which all of the parties to this Agreement hereby agree shall govern and control with respect to the rights, duties, liabilities and immunities of the Custodian:

               (a) The Custodian is not a party to, nor is it bound by, any other agreement by which the other parties hereto may be bound.

               (b) The Custodian shall be protected in acting upon any written notice, request, waiver, consent, receipt or other document which the Custodian, in good faith, believes to be genuine and what it purports to be. No waiver or any breach of any covenant or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof, or of any other covenant or provision herein contained. No extension of time for performance of any obligation or act shall be deemed an extension of the time for performance of any other obligation or act. If the Custodian reasonably requires other or further instruments in connection with this Agreement or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

               (c) The Custodian shall be indemnified and held harmless by the Company and the Purchasers, jointly and severally, from and against any and all loss, expense, fees (including attorneys' fees) and damages that may be incurred by the Custodian as a result of its agreeing to act in such capacity and its performance of this Agreement. The Custodian shall not be obligated to any party for any error in judgment or for any act done or steps taken or omitted by it in good faith, or for any mistake of fact or law, or for anything which it may do or refrain from doing in connection therewith, except as a result of its own gross negligence or willful misconduct. This indemnity includes the costs of enforcing the indemnification (including attorneys' fees).

               (d) The Custodian may consult with or retain legal counsel in connection with any dispute or question as to the construction of any of the provisions hereof or with regard to its duties and shall be held harmless and protected by the Company and the Purchasers in acting in good faith in accordance with the instructions of such counsel. Such counsel's fees and expenses shall be paid as set forth in Section 4(f) hereof. The Custodian may represent itself at its usual rates.

               (e) The Custodian shall not be responsible or liable for the default or misconduct of its agents, attorneys or employees, if they are selected with reasonable care.

               (f) The Company shall pay the Custodian's fees, including legal fees in establishment of the Control Account, and out-of-pocket disbursements for time spent in performing its duties under this Agreement. The Company fees are set forth on Schedule 4(f) attached hereto. If any of Custodian's invoices are not paid in full within 15 days, the Custodian is directed to pay itself directly from the Control Account, provided that if fees are taken directly from the Control Account by the Custodian, the Purchasers shall have no claim against the Custodian for such funds but shall have a claim against the Company for reimbursement. The Company shall promptly replenish any funds that are disbursed to the Custodian from the Control Account.

               (g) The Custodian shall have no obligation to seek to maximize the rate of interest on the Funds, and shall be without liability to any person in respect thereof.

               (h) No modification of this Agreement shall, without the consent of the Custodian and all other parties hereto, modify the provisions of this Agreement relating to the duties, obligations or rights of the Custodian. This Agreement is the final expression of, and contains the entire agreement between, the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto.

          5. Conflict with Respect to Collateral.

               (a) In the event that the Custodian at any time receives or becomes aware of conflicting demands or claims with respect to the Collateral, this Agreement or its duties hereunder, the Custodian shall have the right to discontinue and refrain from any and all activities on its part under this Agreement or in connection herewith until such conflict is resolved to its satisfaction.

               (b) The Custodian shall have the further right to commence or defend any action or proceedings for the determination of such conflict. The Company and the Purchasers jointly and severally agree to pay all costs, damages, judgments and expenses, including reasonable attorneys' fees, suffered or incurred by the Custodian in connection with or arising out of this Agreement and the transactions described herein in the event of bona fide conflicting claims or demands, including, but without limiting the generality of the foregoing, a suit in interpleader brought by the Custodian. In the event that the Custodian files a suit in interpleader, it shall thereupon be fully released and discharged from all further obligations to perform any and all duties or obligations imposed upon it by this Agreement (except it may not release the Collateral except as designated by the court).

          6. Resignation of Custodian. The Custodian may at any time resign hereunder by giving written notice of its resignation to the Company and the Agent, at least ten (10) days prior to the date specified for such resignation to take effect, and upon the effective date of such resignation, all property then held by the Custodian hereunder shall be delivered by it to such Person as may be designated by the Company and the Agent, in writing, whereupon all the Custodian's obligations hereunder shall cease and terminate. If no such Person shall have been designated by such date, all obligations of the Custodian hereunder shall, nevertheless, cease and terminate. The Custodian's sole responsibility thereafter shall be to keep safely all property then held by it and to deliver the same to a Person designated by the parties hereto or in accordance with the directions of a final order or judgment of a court of competent jurisdiction, or to file a suit in interpleader as provided in Section 5 above.

          7. Interest on Funds. The Custodian shall have no obligation to any party to maintain any level of interest on the Funds. In the absence of an Event of Default, all accrued interest, if any, shall be payable to the Company or its assignees at the direction of the Company when actually paid. Upon the occurrence of an Event of Default, all accrued interest, if any, shall be payable to the Agent or its assignees at the direction of the Agent when actually paid

          8. Successors and Assigns. The Purchasers may assign their rights hereunder in connection with the transfer of Debentures. The Company may not assign its rights under this Agreement. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, administrators, successors and permitted assigns.

          9. Governing Law; Jurisdiction. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, AND THE PARTIES AGREE AND CONSENT TO THE EXCLUSIVE JURISDICTION OF THE FEDERAL AND STATE COURTS LOCATED IN NEW YORK COUNTY, NEW YORK IN ANY ACTION OR PROCEEDING HEREUNDER, AND TO SERVICE OF PROCESS BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED (WHICH SHALL CONSTITUTE "PERSONAL SERVICE"). THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

          10. Amendment. No provision of this Agreement may be amended or waived without the prior written consent of the Company and all of the Purchasers; provided, however, that any provision relating to the duties, obligations and rights of the Custodian shall in addition require the approval of the Custodian, as provided in Section 4 above.

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
Notices. All notices, requests or other communications given to Company, Agent or Bank shall be given in writing (including by facsimile) at the address specified below:

                  Agent:            Atoll Asset Management, LLC
                                    One East 52nd Street, Sixth Floor
                                    New York, NY 10022
                                    Attention:  Michael Fein
                                    Telephone:  (646) 291-4815
                                    Facsimile:  (212) 888-0334

                  Bank: Community Trust and Investment Company 100 East Vine Street
                                    Lexington, Kentucky 40507
                                    Attention: Robert Stadelman
                                    Telephone: (859) 389-5328
                                    Facsimile: (859) 389-5387

                  Company:          Consolidated Energy, Inc.
                                    76 George Road
                                    Betsy Layne, KY 41605
                                    Attention: David Guthrie, President
                                    Telephone: (606) 478-8350
                                    Facsimile: (606) 478-8353

Any party may change its address for notices hereunder by notice to each other party hereunder given in accordance with this Section 11. Each notice, request or other communication shall be effective (a) if given by facsimile, when such facsimile is transmitted to the facsimile number specified in this Section 11 and confirmation of receipt is made by the appropriate party, (b) if given by overnight courier, 24 hours after such communication is deposited with the overnight courier for delivery, addressed as aforesaid, or (c) if given by any other means, when delivered at the address specified in this Section 11.

          11. Agent.

               (a) Appointment. The Purchasers, by their acceptance of the benefits of the Agreement, hereby designate Atoll Asset Management, LLC as the Agent to act as specified herein. Each Purchaser shall be deemed irrevocably to authorize the Agent to take such action on its
          behalf  under  the   provisions  of  this   Agreement  and  any  other
          instruments and agreements referred to herein or therein and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of the Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto. The Agent may perform any of its duties hereunder by or through its agents or employees.

               (b) Nature of Duties. The Agent shall have no duties or responsibilities except those expressly set forth in this Agreement. Neither the Agent nor any of its partners, members, shareholders, officers, directors, employees or agents shall be liable for any action taken or omitted by it as such under the Agreement or hereunder or in connection herewith or therewith, unless caused by its or their gross negligence or willful conduct. The duties of the Agent shall be mechanical and administrative in nature; the Agent shall not have by reason of this Agreement a fiduciary relationship in respect of the Company or any Purchaser; and nothing in the Agreement, expressed or implied, is intended to or shall be so construed as to impose upon the Agent any obligations in respect of this Agreement except as expressly set forth herein and therein.

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
               (c) Lack of Reliance on the Agent. Independently and without reliance upon the Agent, each Purchaser, to the extent it deems appropriate, has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of the Company and its subsidiaries in connection with such Purchaser's investment in the Company, the creation and continuance of the
          Obligations, the transactions contemplated by the Transaction Documents, and the taking or not taking of any action in connection therewith, and (ii) its own appraisal of the creditworthiness of the Company and its subsidiaries, and of the value of the Collateral from time to time, and the Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Purchaser with any credit, market or other information with respect thereto, whether coming into its possession before any Obligations are incurred or at any time or times thereafter. The Agent shall not be responsible to Company or any Purchaser for any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith, or for the execution, effectiveness, genuineness, validity, enforceability, perfection, collectibility, priority or sufficiency of this Agreement, or for the financial condition of the Company or the value of any of the Collateral, or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement, or the financial condition of the Company, or the value of any of the Collateral, or the existence or possible existence of any default or Event of Default under this Agreement, the Debentures or any of the other Transaction Documents.

               (d) Certain Rights of the Agent. The Agent shall have the right to take any action with respect to the Collateral, on behalf of all of the Purchasers. To the extent practical, the Agent shall request instructions from the Purchasers with respect to any material act or action (including failure to act) in connection with this Agreement, and shall be entitled to act or refrain from acting in accordance with the instructions of Purchasers holding a majority in principal amount of Debentures; if such instructions are not provided despite the Agent's request therefor, the Agent shall be entitled to refrain from such act or taking such action, and if such action is taken, shall be entitled to appropriate indemnification from the Purchasers in respect of actions to be taken by the Agent; and the Agent shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, no Purchaser shall have any right of action whatsoever against the Agent as a result of the Agent acting or refraining from acting hereunder in accordance with the terms of the Agreement, and the Company shall have no right to question or challenge the authority of, or the instructions given to, the Agent pursuant to the foregoing.

               (e) Reliance. The Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, radiogram, order or other document or telephone message signed, sent or made by the proper person or entity, and, with respect to all legal matters pertaining to this Agreement and its duties thereunder, upon advice of counsel selected by it.

               (f) Indemnification. The Agent shall be indemnified and held harmless by the Company and the Purchasers, jointly and severally, from and against any and all loss, expense, fees (including attorneys'
          fees) and damages that may be incurred by the Agent as a result of its agreeing to act in such capacity and its performance of this Agreement. The Agent shall not be obligated to any party for any error in judgment or for any act done or steps taken or omitted by it in good faith, or for any mistake of fact or law, or for anything which it may do or refrain from doing in connection therewith, except as a result of its own gross negligence or willful misconduct. This indemnity includes the costs of enforcing the indemnification (including attorneys' fees). To the extent that the Agent is not reimbursed and indemnified by the Company and/or its subsidiaries, the Purchasers will jointly and severally reimburse and indemnify the Agent, in proportion to their initially purchased respective principal amounts of Debentures, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Agent in performing its duties hereunder or under this Agreement, or in any way relating to or arising out of this Agreement except for those determined by a final judgment (not subject to further appeal) of a court of competent jurisdiction to have resulted solely from the Agent's own gross negligence or willful misconduct.

               (g) Resignation by the Agent.

                    (i) The Agent may  resign  from the  performance  of all its functions and duties under this Agreement at any time by giving 30 days' prior written notice (as provided in the Agreement) to the Company and the Purchasers. Such resignation shall take effect upon the appointment of a successor Agent pursuant to clauses (b) and (c) below.

                    (ii) Upon any such notice of  resignation,  the  Purchasers, acting by a majority in interest, shall appoint a successor Agent hereunder.

                    (iii) If a successor  Agent shall not have been so appointed within said 30-day period, the Agent shall then appoint a successor Agent who shall serve as Agent until such time, if any, as the Purchasers appoint a successor Agent as provided above. If a successor Agent has not been appointed within such 30-day period, the Agent may petition any court of competent jurisdiction or may interplead the Company and the Purchasers in a proceeding for the appointment of a successor Agent, and all fees, including, but not limited to, extraordinary fees associated with the filing of interpleader and expenses associated therewith, shall be payable by the Company on demand.


                               *******************

IN WITNESS WHEREOF, the parties hereto have duly executed this Control Account and Security Agreement as of the day and year first above written.



CONSOLIDATED ENERGY, INC.                         Address for Notice:



By:__________________________________________     76 George Road
   Name:                                          Betsy Lane, KY 41605
   Title:                                         Fax: (606) 478-8353
                                                  Attn: David Guthrie





With a copy to (which shall not constitute notice):

Louis A. Brilleman
Sichenzia Ross Friedman & Ference LLP
1065 Avenue of the Americas
New York, NY 10018
Phone: 212-981-6766
Fax: 212-930-9725



CUSTODIAN:

COMMUNITY TRUST AND INVESTMENT COMPANY

By:__________________________________________
   Name:
   Title:


AGENT:

ATOLL ASSET MANAGEMENT, LLC

By:___________________________________
Name:
Title:
With a copy to (which shall not constitute notice):
Joseph Smith, Esq.
Feldman Weinstein & Smith LLP
The Graybar Building
420 Lexington Avenue, Suite 2620
New York, New York 10170-0002

                     [PURCHASERS' SIGNATURE PAGES TO FOLLOW]

            [PURCHASER'S SIGNATURE PAGE TO CEIW CUSTODIAL AGREEMENT]


Name of Lender: __________________________
Signature of Authorized Signatory of Lender: __________________________ Name of Authorized Signatory: _________________________
Title of Authorized Signatory: __________________________



Wire Transfer Instructions of Purchaser (for Monthly Releases pursuant to
Section 2(a)):














               [ADDITIONAL PURCHASERS' SIGNATURE PAGES TO FOLLOW]

                                     ANNEX A





Name of Purchaser        Percentage Interest in Funds        Monthly Payment
-----------------        ----------------------------        ---------------







--------------------------------------------------------------------------------
Total                             100%                            $________
-----

\

                                       14